--------------------------------------------------------------------------------
                       OFFICE OF THE UNITED STATES TRUSTEE
                                                                          PAGE 1
                         CENTRAL DISTRICT OF CALIFORNIA
--------------------------------------------------------------------------------

-------------------------------------
IN RE:                                    DEBTOR IN POSSESSION INTERIM STATEMENT

  Superior National Insurance Group                     STATEMENT NO.   10
                                                 FOR THE PERIOD FROM:   1-Jan-01
                                                                  TO:  31-Jan-01
                               DEBTOR
-------------------------------------
CHAPTER 11 CASE NO. SV00-14099-GM
-------------------------------------

                                        ---------------------------------------------------------------------------------------
                                         DIP Payroll     DIP WCMA/MLIF    Pre-Petition      Pre-Petition        Pre-Petition
                                           Account          Account     Payroll Account   Operating Account   Operating Account
                                                                                             Imperial Bank    Bank of Bermuda
                                        ---------------------------------------------------------------------------------------
CASH ACTIVITY ANALYSIS                                                    CLOSED 5/12/00     CLOSED 5/15/00    CLOSED 5/19/00
                                        ---------------------------------------------------------------------------------------
A. Total Receipts Per All Prior
   Interim Statements                   $6,404,477.02   $2,985,727.47     $127,139.87            $84.46           $45.84

B. Less: Total Disbursements Per
         All Prior Interim Statements   $6,062,890.73   $1,600,810.53     $127,139.87            $84.46           $45.84

                                        ---------------------------------------------------------------------------------------
C. Beginning Balance                      $341,586.29   $1,384,916.94           $0.00             $0.00            $0.00

                                        ---------------------------------------------------------------------------------------
D. Receipts During Current Period

   Per Attached Schedule                  $320,195.76     $329,369.80           $0.00             $0.00            $0.00

                                        ---------------------------------------------------------------------------------------
E. Balance Available                      $661,782.05   $1,714,286.74           $0.00             $0.00            $0.00

                                        ---------------------------------------------------------------------------------------
F. Less: Disbursements During Period

       Per Attached Schedule              $628,452.61     $838,588.90           $0.00             $0.00            $0.00

                                        ---------------------------------------------------------------------------------------
G. Ending Balance                          $33,329.44     $875,697.84           $0.00             $0.00            $0.00

                                        ---------------------------------------------------------------------------------------

                                        --------------
                                         Pre-Petition
                                          Investment
                                           Account
                                        --------------
CASH ACTIVITY ANALYSIS                  CLOSED 5/31/00
                                        --------------
A. Total Receipts Per All Prior
   Interim Statements                      $12.16

B. Less: Total Disbursements Per
         All Prior Interim Statements      $12.16

                                        -------------
C. Beginning Balance                        $0.00

                                        -------------
D. Receipts During Current Period

   Per Attached Schedule                    $0.00

                                        -------------
E. Balance Available                        $0.00

                                        -------------
F. Less: Disbursements During Period

       Per Attached Schedule                $0.00

                                        -------------
G. Ending Balance                           $0.00

                                        -------------

H. ACCOUNT INFORMATION

      (1).  DIP Payroll Account

            (a)   Depository Name and Location      Bank of America, 345
                                                    Montgomery Street, LL1.
                                                    San Francisco, CA 94104

            (b)   Account Number                    15818-20438

      (2).  DIP WCMA/MLIF Account

            (a)   Depository Name and Location      Merrill Lynch, 10 West
                                                    Second Street, #400,
                                                    Dayton, OH 45402

            (b)   Account Number                    77MO7W63

      (3).  Pre-Petition Payroll Account

            (a)   Depository Name and Location      Bank of America, 2049
                                                    Century Park East, 2nd
                                                    Floor, Los Angeles, CA 90067

            (b)   Account Number                    14173-04996   CLOSED 5/12/00

      (4).  Pre-Petition Operating Account

            (a)   Depository Name and Location      Imperial Bank, 228 Airport
                                                    Parkway, San Jose, CA 95110

            (b)   Account Number                    17-061-275    CLOSED 5/15/00

      (5).  Pre-Petition Operating Account

            (a)   Depository Name and Location      Bank of Bermuda, 6 Front
                                                    Street, Hamilton HM 11,
                                                    Bermuda

            (b)   Account Number                    1010-584560   CLOSED 5/19/00

      (6).  Pre-Petition Investment Acount

            (a)   Depository Name and Location      Bank of New York, 700
                                                    S. Flower Street, 2nd
                                                    Floor, Los Angeles, CA 90017

            (b)   Account Number                    350776        CLOSED 5/31/00

I. Other Monies On Hand: None

I, Alex Corbett, Chief Financial Officer, declare under penalty of perjury, that the information contained in the above Debtor in Possession Interim Statement is true and complete to the best of my knowledge:


Dated: 2/26/01                            Signed: /s/ Alex Corbett
---------------------------               --------------------------------------

--------------------------------------------------------------------------------
                       OFFICE OF THE UNITED STATES TRUSTEE
                                                                          PAGE 2
                         CENTRAL DISTRICT OF CALIFORNIA
--------------------------------------------------------------------------------

-------------------------------------
IN RE:                                    DEBTOR IN POSSESSION INTERIM STATEMENT

 Superior National Insurance Group                      STATEMENT NO.   10
                                                 FOR THE PERIOD FROM:   1-Jan-01
                                                                  TO:  31-Jan-01
                               DEBTOR
-------------------------------------
CHAPTER 11 CASE NO. SV00-14099-GM
-------------------------------------

                                        -----------------------------------------------------------------------------------------
                                         Pre-Petition     Pre-Petition       Pre-Petition        Pre-Petition      Pre-Petition
                                         MLIF Account       Monarch        Preemptive Rights       Operating          Equity
                                                         Funds Account      Holding Account      Account Chase        Account
                                        -----------------------------------------------------------------------------------------
CASH ACTIVITY ANALYSIS                  CLOSED 6/6/00    CLOSED 6/6/00     CLOSED 5/15/00       CLOSED 5/18/00    CLOSED 5/15/00
                                        -----------------------------------------------------------------------------------------
A. Total Receipts Per All Prior
   Interim Statements                   $1,215,440.20          $173.00            $0.00                $0.00                $0.00

B. Less: Total Disbursements Per         1,215.439.74          $173.00            $0.00                $0.00                $0.00
         All Prior Interim Statements
                                        -----------------------------------------------------------------------------------------

C. Beginning Balance                            $0.46            $0.00            $0.00                $0.00                $0.00

                                        -----------------------------------------------------------------------------------------
D. Receipts During Current Period

   Per Attached Schedule                        $0.00            $0.00            $0.00                $0.00                $0.00

                                        -----------------------------------------------------------------------------------------
E. Balance Available                            $0.46            $0.00            $0.00                $0.00                $0.00

                                        -----------------------------------------------------------------------------------------
F. Less: Disbursements During Period

       Per Attached Schedule                    $0.00            $0.00            $0.00                $0.00                $0.00

                                        -----------------------------------------------------------------------------------------
G. Ending Balance                               $0.46            $0.00            $0.00                $0.00                $0.00

                                        -----------------------------------------------------------------------------------------

                                        --------------------------------------
                                            Pre-Petition        Pre-Petition
                                         Concentration Acct   Accounts Payable
                                           Bank of America     Bank of America
                                        --------------------------------------
CASH ACTIVITY ANALYSIS                     CLOSED 5/10/00      CLOSED 5/15/00
                                        --------------------------------------
A. Total Receipts Per All Prior
   Interim Statements                                 $0.00              $0.00

B. Less: Total Disbursements Per                      $0.00              $0.00
         All Prior Interim Statements
                                        --------------------------------------

C. Beginning Balance                                  $0.00              $0.00

                                        --------------------------------------
D. Receipts During Current Period

   Per Attached Schedule                              $0.00              $0.00

                                        --------------------------------------
E. Balance Available                                  $0.00              $0.00

                                        --------------------------------------
F. Less: Disbursements During Period

       Per Attached Schedule                          $0.00              $0.00

                                        --------------------------------------
G. Ending Balance                                     $0.00              $0.00

                                        --------------------------------------

H. ACCOUNT INFORMATION

      (7).  Pre-Petition MLIF Account

            (a)   Depository Name and Location        Merrill Lynch, 10 West
                                                      Second Street, #400,
                                                      Dayton, OH 45402

            (b)   Account Number                      77M07K15    CLOSED 6/6/00

      (8).  Pre-Petition Monarch Funds Account

            (a)   Depository Name and Location        Imperial Bank-Monarch
                                                      Funds, PO Box 446,
                                                      Portland, ME 04112

            (b)   Account Number                      10-00054585-31-01
                                                                  CLOSED 6/6/00

      (9).  Pre-Petition Preemptive Rights Holding
            Account

            (a)   Depository Name and Location        Imperial Bank-Monarch
                                                      Funds, PO Box 446,
                                                      Portland, ME 04112

            (b)   Account Number                      17-108-832  CLOSED 5/15/00

      (10). Pre-Pension Operating Account

            (a)   Depository Name and Location        Chase Manhattan Bank, 4
                                                      Chase MetroTech Center,
                                                      18th Floor, Brooklyn, NY
                                                      11245

            (b)   Account Number                      910-2-662864
                                                                  CLOSED 5/18/00

      (11). Pre-Petition Equity Account

            (a)   Depository Name and Location        Chase Manhattan Bank, 4
                                                      Chase MetroTech Center,
                                                      18th Floor, Brooklyn, N.Y.
                                                      11245

            (b)   Account Number                      910-2-662856
                                                                  CLOSED 5/15/00

      (12). Pre-Petition Concentration Account

            (a)   Depository Name and Location        Bank of America, 2049
                                                      Century Park East, 2nd
                                                      Floor, Los Angeles, CA
                                                      90067

            (b)   Account Number                      14173-04939
                                                                  CLOSED 5/10/00

      (13). Pre-Petition Accounts Payable Account

            (a)   Depository Name and Location        Bank of America, 2049
                                                      Century Park East, 2nd
                                                      Floor, Los Angeles, CA
                                                      90067

            (b)   Account Number                      77650-01167
                                                                  CLOSED 5/15/00